EXHIBIT 99.1

REPORT OF INDEPENDENT AUDITORS
TO THE BOARD OF DIRECTORS OF LINTAS INDIA PRIVATE LIMITED

We have audited the consolidated balance sheet of Lintas India Private Limited (the “Company”) and its subsidiaries and joint ventures as of March 31, 2007 and the related consolidated profit and loss account and consolidated cash flow statement for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lintas India Private Limited as of March 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in India.

/s/ Price Waterhouse & Co.
Mumbai, India
September 12, 2007

LINTAS INDIA PRIVATE LIMITED

CONSOLIDATED BALANCE SHEET AS AT 31ST MARCH 2007

			As at 31st
	Schedule		March 2007
	No.	Rupees	Rupees

SOURCES OF FUNDS
Shareholders’ Funds:
Capital	1		4,800,000
Reserves and Surplus	2		1,784,453,002

			1,789,253,002

Minority Interest			19,936,198

			1,809,189,200

APPLICATION OF FUNDS
Fixed Assets:	3
Gross Block		565,034,209
Less: Depreciation		297,856,408

Net Block		267,177,801
Capital Advances		880,940

			268,058,741
Investments	4		591,891,996
Deferred Tax Assets (Net)	5		23,283,186
Current Assets, Loans and Advances:
Jobs In Progress	6	34,614,752
Sundry Debtors	7	2,817,371,734
Cash and Bank Balances	8	75,493,800
Other Current Assets	9	260,925
Loans and Advances	10	348,802,462

		3,276,543,673

Less: Current Liabilities and Provisions:
Current Liabilities	11	2,296,281,431
Provisions	12	54,306,965

		2,350,588,396

Net Current Assets			925,955,277

			1,809,189,200

Notes to Accounts	16

Schedules referred to above form an integral part of the Consolidated Balance Sheet.

This is the Consolidated Balance Sheet referred to in our report of even date.

LINTAS INDIA PRIVATE LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31ST MARCH 2007

	Schedule	2006-2007
	No.	Rupees

Income
Commission and Service Fees	13	1,641,491,411
Other Income	14	115,620,711

		1,757,112,122

Expenditure
Administrative and General Expenses	15	1,239,721,983
Interest		340,985
Depreciation		43,054,873

		1,283,117,841

Profit before Taxation		473,994,281
Current Tax		156,935,181
Minimum Alternative Tax (credit)		(216,171)
Excess provision for Tax in earlier years (net)		(16,482,122)
Fringe Benefit Tax		10,074,467
Deferred Tax		(6,240,071)

Profit after Taxation and Before share of profit of Minority Shareholders		329,922,997
Minority’s share of profit in Subsidiary Companies		3,240,101

Net Profit		326,682,896
Profit and Loss Account Balance brought forward from the Previous Year		782,277,054

Profit available for Appropriation		1,108,959,950

Appropriations:
Transfer to General Reserve		1,120,042
Tax paid on Interim Dividend declared by a Joint Venture Company		481,058
Tax on Proposed Final Dividend declared by a Subsidiary Company		212,353
Profit and Loss Account Balance carried to the Balance Sheet		1,107,146,497

		1,108,959,950

Earnings per Share — Basic and Diluted		6,805.89
(Schedule 16 — Note 11)

Notes to Accounts	16

Schedules referred to above form an integral part of the Consolidated Profit and Loss Account.

This is the Consolidated Profit and Loss Account referred to in our report of even date.

LINTAS INDIA PRIVATE LIMITED

CONSOLIDATED CASH FLOW STATEMENT FOR THE YEAR ENDED 31ST MARCH 2007

		2006-07
		Rupees
A.	Cash Flow From Operating Activities:
	Profit before taxation	473,994,282
	Adjustments for:
	Depreciation	43,054,873
	Interest Expense	340,985
	Interest Income	(19,861,273)
	Dividend Income	(26,069,869)
	Profit on Sale of Fixed Assets (net)	(539,458)
	Fixed Assets Written-off	336,533
	Gain on Sale of Investments in units of Mutual Funds	(11,706,179)
	Provision for Doubtful Debts	6,810,211
	Liabilities no longer required written back	(39,627,472)

	Operating Profit before working capital changes	426,732,633
	Adjustments for changes in working capital:
	— (Increase)/Decrease in Inventories	(34,279,138)
	— (Increase)/Decrease in Sundry Debtors	(551,578,721)
	— (Increase)/Decrease in Loans and Advances	(34,550,758)
	— Increase/(Decrease) in Current Liabilities and Provisions	467,363,450

	Cash from operations	273,687,466
	— Taxes Paid (Net of Refunds)	(180,521,471)

	Net cash from Operating Activities	93,165,995

B.	Cash Flow From Investing Activities:
	Purchase of Fixed Assets (including Capital Advances)	(47,602,396)
	Proceeds from Sale of Fixed Assets	1,915,379
	Purchase of Investments	(696,448,481)
	Proceeds from Sale of Investments	683,646,291
	Interest Received	4,146,441
	Dividend Received	26,459,837

	Net cash used in Investing Activities	(27,882,929)

C.	Cash Flow From Financing Activities:
	Repayment of Inter Corporate Loans	(5,600,000)
	Interest Paid	(340,985)
	Dividend Paid	(117,841,150)
	Dividend Tax Paid	(17,330,693)

	Net cash used in Financing Activities	(141,112,828)

	Net Decrease in Cash and cash Equivalents	(75,829,762)

	Cash and cash equivalents as at the beginning of the year	151,323,562
	Cash and cash equivalents as at the end of the year	75,493,800

		(75,829,762)

	Cash and cash equivalents comprise
	Cash in hand	843,031
	Balances with Scheduled Banks in Current and
	Deposit Accounts	74,650,769

		75,493,800

Note: The above Consolidated Cash flow statement has been prepared under the indirect method setout in AS-3 issued by the Institute of Chartered Accountants of India.

This is the Consolidated Cash Flow Statement referred to in our report of even date.

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 1

As at 31st
March 2007
Rupees

CAPITAL
Authorised:
30,000 ‘A’ Equity Shares of Rs.100 each	3,000,000
24,320 ‘B’ Equity Shares of Rs.100 each	2,432,000

5,432,000

Issued and Subscribed:
[Schedule 16 — Note 13]
24,480 ‘A’ Equity Shares of Rs.100 each, fully paid up (See Notes below)	2,448,000
23,520 ‘B’ Equity Shares of Rs.100 each, fully paid up (See Notes below)	2,352,000

4,800,000

Notes:

1.	Of the above, 1,200 Equity Shares of Rs.100 each are allotted as fully paid pursuant to a contract without payment having being received in cash.
2.	Of the above, 45,000 Equity Shares have been allotted as fully paid up bonus shares by capitalisation of General Reserve.

SCHEDULE 2

		As at 31st
		March 2007
	Rupees	Rupees

RESERVES AND SURPLUS
Capital Reserve		90,406
General Reserve:
As per last Balance Sheet	676,096,057
Add: Amount transferred from Profit and Loss Account	1,120,042

[Includes Share in Joint Venture Rs. 2,234,608]		677,216,099
Profit and Loss Account		1,107,146,497
[Includes Share in Joint Venture Rs. 9,150,179]

		1,784,453,002

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THECONSOLIDATED BALANCE SHEET AS AT 31ST MARCH 2007

SCHEDULE 3

FIXED ASSETS
[Schedule 16 — Note 1 C (c)]
(Rupees)

	GROSS BLOCK				DEPRECIATION				NET BOOK VALUE
		Additions	Deductions				Depreciation
	As at 31st	during	during	As at 31st	As at 31st	For the	on	As at 31st	As at 31st
ASSETS	March 2006	the Year	the Year	March 2007	March 2006	Year	Deductions	March 2007	March 2007

Goodwill on Consolidation	132,264	—	—	132,264	—	—	—	—	132,264
Buildings	282,563,361	—	—	282,563,361	88,177,421	9,719,256	—	97,896,677	184,666,684
Furniture and Fittings	58,214,978	10,478,086	1,885,369	66,807,695	36,816,548	6,631,971	1,696,150	41,752,369	25,055,326
Equipment	169,091,201	18,215,244	22,718,283	164,588,162	134,146,464	14,384,247	22,213,019	126,317,692	38,270,470
Vehicles	29,125,002	5,461,077	6,800,501	27,785,578	21,399,231	3,661,042	5,782,530	19,277,743	8,507,835
Software	8,813,125	10,404,740	—	19,217,865	3,111,302	7,776,302	—	10,887,604	8,330,261

	547,939,931	44,559,147	31,404,153	561,094,925	283,650,966	42,172,818	29,691,699	296,132,085	264,962,840
Share in Joint Ventures — [Schedule 16 — Note 7]	1,728,697	2,210,587	—	3,939,284	842,268	882,055	—	1,724,323	2,214,961

Total	549,668,628	46,769,734	31,404,153	565,034,209	284,493,234	43,054,873	29,691,699	297,856,408	267,177,801

Capital Advance									880,940

									268,058,741

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 4

As at 31st
March 2007
Rupees

INVESTMENTS
[Schedule 16 — Note 1 C(d)]
LONG-TERM
Unquoted Non-trade Investments in Mutual Funds	383,337,796
[Schedule 16 — Note 6]
Unquoted Non-trade Investments in Bonds:
74,120 — 6.75% Tax free US64 Bonds of the face value of Rs. 100 each, fully paid up. (Maturity Date: June 2008)	7,412,000

390,749,796

CURRENT
Unquoted Non-trade Investments in Mutual Funds:	201,142,200

[Schedule 16 — Note 6]	591,891,996

SCHEDULE 5

As at 31st
March 2007
Rupees

DEFERRED TAX ASSETS / (LIABILITY)
[Schedule 16 — Note 1 C(f)]
Timing differences towards:
— Provision for Doubtful Debts	13,287,869
— Provision for Leave Encashment	10,419,522
— Provision for expenses inadmissible under Section 40(a) of the Income Tax Act	1,185,259
— Provision for Gratuity	29,716
— Unpaid bonus	1,319
— Depreciation	(2,003,610)

22,920,075
Share in Joint Ventures — [Schedule 16 — Note 7]	363,111

23,283,186

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 6

As at 31st
March 2007
Rupees

JOBS IN PROGRESS
[Schedule 16 — Note 1 C(e)]
Jobs in Progress	34,614,752

34,614,752

SCHEDULE 7

As at 31st
March 2007
Rupees

SUNDRY DEBTORS
(Schedule 16 — Note 2)
Outstanding for more than six months
Unsecured, Considered Good	20,667,919
Unsecured, Considered Doubtful	40,362,817

61,030,736
Less: Provision for doubtful debts	40,362,817

20,667,919
Other Debts
Unsecured, Considered Good	2,698,763,704

2,719,431,623
Share in Joint Ventures — [Schedule 16 — Note 7]	97,940,111

2,817,371,734

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 8

As at 31st
March 2007
Rupees

CASH AND BANK BALANCES
Cash on Hand	843,031
Balances with Scheduled Banks:
On Current Accounts	46,038,446
On Deposit Accounts	10,000,000
On Margin Money Deposit Accounts	4,000,000
(Against outstanding bank guarantees)
On “Business Multiplier” Account ( Refer Note below)	12,543,709

73,425,186
Share in Joint Ventures — [Schedule 16 — Note 7]	2,068,614

75,493,800

Note:
The balance in the account in excess of Rs.1,500,000 is converted by the bank into interest bearing short-term deposits.These deposits are broken and transferred by the bank to the current account, as required, to meet the shortfall.

SCHEDULE 9

As at 31st
March 2007
Rupees

OTHER CURRENT ASSETS
Accrued Interest on:
Deposits with Industrial Development Bank of India under Investment Deposit Scheme	82,320
Deposits with Scheduled Banks	11,835
Unit Trust of India Bonds	166,770

260,925

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 10

As at 31st
March 2007
Rupees

LOANS AND ADVANCES
(Unsecured, Considered Good)
Advances Recoverable in Cash or in Kind or for Value to be Received	75,934,507
Loan to Employees’ WelfareTrust	75,000
Deposits for Premises	94,164,765
Deposits with Industrial Development Bank of India under Investment Deposit Scheme	2,586,788
Other Deposits	5,417,501
Balance with Excise Authorities	8,057,238
Advance Payment of Taxes
— Income Tax	155,237,744
(Net of Provisions Rs. 1,544,091,836)
— Fringe Benefit Tax	1,570,000
(Net of Provisions Rs. 19,320,000)

343,043,543
Share in Joint Ventures — [Schedule 16 — Note 7]	5,758,919

348,802,462

SCHEDULE 11

As at 31st
March 2007
Rupees

CURRENT LIABILITIES
Due to Small Scale Industrial Undertakings	198,701
Due to other than Small Scale Industrial Undertakings	2,200,579,174
Other Liabilities	1,472,410

2,202,250,285
Share in Joint Ventures — [Schedule 16 — Note 7]	94,031,146

2,296,281,431

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED BALANCE SHEET
AS AT 31ST MARCH 2007

SCHEDULE 12

As at 31st
March 2007
Rupees

PROVISIONS
Tax on Proposed Dividend	416,378
Wealth Tax	1,938,142
Leave Encashment	31,897,795
[Schedule 16 — Note 1 C(b) (iii)]
Gratuity	1,253,700
Contingencies [Schedule 16 — Note 12 ]	18,451,667

53,957,682
Share in Joint Ventures — [Schedule 16 — Note 7]	349,283

54,306,965

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED PROFIT AND
LOSS ACCOUNT FOR THE YEAR ENDED 31ST MARCH 2007

SCHEDULE 13

2006-07
Rupees

Commission and Service Fees
Commission and Service Fees	1,619,996,990

1,619,996,990
Share in Joint Ventures — [Schedule 16 — Note 7]	21,494,421

1,641,491,411

SCHEDULE 14

		2006-07
	Rupees	Rupees

OTHER INCOME
Dividend:
[Schedule 16 — Note 1 C(d)]
Non-Trade Investments in Mutual Funds		26,069,869
Interest:
Staff Loans	2,256
Non-trade Investments	500,310
Investment Deposit Scheme	82,320
Others — Gross (Tax deducted at source Rs. 740,005)
(Schedule 16 — Note 10)	19,124,938

		19,709,824
Liabilities no longer required written back		36,270,804
Gain on Sale of Investments in units of Mutual Funds		11,706,179
Profit on Sale of Fixed Assets (net)		539,458
Discounts Earned		7,610,581
Sale of Paintings		5,762,363
Miscellaneous		427,062

		108,096,140
Share in Joint Ventures — [Schedule 16 — Note 7]		7,524,571

		115,620,711

LINTAS INDIA PRIVATE LIMITED

SCHEDULES ANNEXED TO AND FORMING PART OF THE CONSOLIDATED PROFIT AND
LOSS ACCOUNT FOR THE YEAR ENDED 31ST MARCH 2007

SCHEDULE 15

		2006-07
	Rupees	Rupees

ADMINISTRATIVE AND GENERAL EXPENSES
Salaries, Allowances and Bonus [Schedule 16 — Note 1 C(b)]		514,367,800
Contribution to Provident, Gratuity and Other Funds
[Schedule 16 — Note 1 C(b)]		30,129,789
Staff Welfare expenses		32,638,196
Rent (Schedule 16 — Note 8)		62,011,770
Repairs and Maintenance
— Building	4,051,431
— Machinery and Equipment	6,178,490
— Others	12,134,087

		22,364,008
Rates and Taxes (Schedule 16 — Note 12)		22,254,956
Electricity and Water		20,322,007
Insurance		1,044,361
Auditors’ Remuneration:
— As Auditors	2,500,000
— Taxation Matters (Tax Audit)	655,000
— Other Services	10,000
— Out-of-Pocket Expenses	50,499

		3,215,499
Travelling and Conveyance		67,970,213
Communication		29,081,155
Printing and Stationery		14,061,639
Directors’ Commission		9,966,514
Legal and Professional		129,736,773
Client Presentation		22,372,236
Studio, Research and Marketing Services		143,859,055
Rural Communication		61,194,192
Software Expenses		533,202
Provision for Doubtful Debts		6,567,068
Exchange Loss (Net) [Schedule 16 — Note 1 C(g)]		220,303
Fixed Assets Written-off		336,533
Miscellaneous		29,826,584

		1,224,073,853
Share in Joint Ventures — [Schedule 16 — Note 7]		15,648,130

		1,239,721,983

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

1  Significant Accounting Policies

A  Basis of Accounting

The Consolidated Financial Statements are prepared under historical cost convention from the books of account maintained on accrual basis, except for interest on statutory refunds, which is accounted only if received before the date of approval of the Accounts, and comply with the Accounting Standards issued by the Institute of Chartered Accountants of India and referred to in Section 211(3C) of the Companies Act,1956, of India.

B  Principles of Consolidation

(i) The consolidated financial statements relate to Lintas India Private Limited (the Company), its Subsidiary Companies and Joint Venture Companies. The consolidated financial statements have been prepared on the following basis:

(a) The financial statements of the Company and its Subsidiary Companies have been combined on a line-by-line basis by adding together the book values of like items of assets, liabilities, income and expenses, after fully eliminating intra-group balances, intra-group transactions and resulting unrealised profits or losses on intra-group transactions.

(b) The difference between the cost of investment in the subsidiaries over the Company’s portion of equity of the subsidiary is recognized in the financial statements as Goodwill or Capital Reserve.

(c)	Minority Interest in the net assets of consolidated subsidiaries consist of:

•	the amount of equity attributable to minorities at the date on which investment in a subsidiary is made and

•	the minorities’ share of movements in equity since the date the parent subsidiary relationship comes into existence

(d) In the consolidated financial statements, the Company has reported its interest in the Joint Venture Companies, using proportionate consolidation method whereby the Company’s share of each of the assets, liabilities, income and expenses of the jointly controlled entities is reported as separate line items, after eliminating proportionate unrealised profits or losses attributable to the interest of the Company.

(e) The consolidated financial statements have been prepared using uniform accounting policies for like transactions and other events in similar circumstances and are prepared to the extent possible, in the same manner as the Company’s separate financial statements.

(f) As this is the first year of reporting consolidated financial statements, figures for the previous year are not given.

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

(ii) The Subsidiary Companies and Joint Venture Companies considered in the consolidated financial statements are:

			% Voting power
		Country of	held as at
Name of the Company	Relationship	Incorporation	March 31, 2007

Karishma Advertising Private Limited	Subsidiary	India	99.95
SSC&B Lintas Private Limited	Subsidiary	India	99.99
Initiative Media (India) Private Limited	Subsidiary	India	99.90
Quadrant Communications Limited	Subsidiary	India	51.00
Sprint Advertising Private Limited*	Subsidiary	India	99.73
Pathfinders and Market Research Private Limited*	Subsidiary	India	98.93
Lin-TV Advertising Private Limited*	Subsidiary	India	98.93
Aaren Initiative Outdoor Advertising Private Limited	Joint Venture	India	50.00
Unitas Creative Television Private Limited	Joint Venture	India	49.97

*	Shareholding is through subsidiaries, Karishma Advertising Private Limited and Initiative Media (India) Private Limited.

C  Other Significant Accounting Policies

(a) Commission and Service Fees

(i) Commission and service fees represent income from jobs completed on behalf of clients.

(ii) Commission in respect of advertisements, which requires performance of only creative work, is recognised in the period during which the advertisement is published or aired, based on the management’s estimates and / or statements received from the client or the agency on record.

(iii) Retainer fees are accounted on an accrual basis over the period of contract.

(b) Employee Benefits

(i) The Company, its subsidiaries and jointly controlled entity makes regular contribution to approved provident, pension and superannuation funds. These contributions are charged to the Profit and Loss Account.

(ii) The liability for gratuity is determined on the basis of an actuarial valuation by an independent actuary at the year end.

(iii) In respect of the Company, its subsidiaries and jointly controlled entity, provision towards accrued leave is made based on the accrued leave balances, as per its policy, for each employee on its rolls as at the year end.

(c) Fixed Assets and Depreciation

(i) Fixed Assets are stated at cost less accumulated depreciation.

(ii) Depreciation on Fixed Assets is provided on the written down value method at the rates specified in Schedule XIV to the Companies Act, 1956, of India, except for computer software, which is amortised on the straight-line method over a period of three years. On additions, depreciation is provided for the full year irrespective of the dates of additions during the year. On assets sold, discarded,

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

demolished or destroyed during the year, no depreciation is provided during the year. All fixed assets individually costing Rs. 5,000 and less are depreciated fully in the year of acquisition.

(d)	Investments / Dividend on Investments
Long-term investments are stated at cost less provision, if any, for permanent diminution in value. Current investments are stated at lower of cost and fair value. Dividends are accounted for when the right to receive the dividend is established.

(e)	Jobs in Progress Jobs in Progress, representing expenses incurred on client jobs, are carried at cost.

(f)	Deferred Taxation
Deferred tax arising from timing differences between book and tax profits is accounted for under the liability method, at the current / substantially enacted rate of tax, to the extent that the timing differences are expected to crystallise / capable of reversal as deferred tax charge / benefit in the Profit and Loss Account and as deferred tax liability / asset in the Balance Sheet.

(g) Foreign Exchange transactions

(i) Foreign currency transactions are recorded at the exchange rates prevailing on the date of such transactions. Monetary assets and liabilities as at the Balance Sheet date are translated at the rates of exchange prevailing at the date of the Balance Sheet. Gain and losses arising on account of differences in foreign exchange rates on settlement / translation of monetary assets and liabilities are recognised in the Profit and Loss Account. Non-monetary foreign currency items are carried at cost.

(ii) Gains and Losses on account of foreign exchange fluctuation in respect of liabilities in foreign currencies specific to acquisition of fixed assets are adjusted to the carrying cost of the respective fixed assets.

(h)	Provisions and Contingent Liabilities
A provision is recognised when there is a present obligation as a result of a past event that probably requires an outflow of resources and a reliable estimate can be made of the amount of the obligation. A disclosure for a contingent liability is made when there is a possible obligation or a present obligation that may, but probably will not, require an outflow of resources. Where there is a possible obligation or a present obligation but the likelihood of outflow of resources is remote, no provision or disclosure as specified in Accounting Standard 29 — ‘Provisions, Contingent Liabilities and Contingent Assets’, is made.

(i)	Impairment of Assets
At each balance sheet date an assessment is made as to whether there is any indication that an asset may be impaired. If any such indication exists, the recoverable amount of the asset is estimated. If such recoverable amount of the asset or recoverable amount of the cash generating unit to which the asset belongs is less than its carrying amount, the carrying amount is reduced to its recoverable amount. The reduction is treated as an impairment loss and is recognised in the Profit and Loss Account. If at the Balance Sheet date there is an indication that a previously assessed impairment loss no longer exists, the recoverable amount is reassessed and the asset is reflected at the recoverable amount.

2	Other Debts and Share in Joint Ventures under Sundry Debtors include Unbilled Media Rs. 1,322,383,570 and Unbilled Production Rs. 391,581,652 representing spots / insertions released in media prior to the

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

year-end and production jobs completed prior to the year-end, respectively, the debit notes for which are being raised subsequently.

3  Contingent liabilities

(i) Claims to the extent ascertainable, not acknowledged as debts Rs. 4,079,878.

(ii) Disputed income-tax matters aggregating Rs. 32,308,314, details of which are as under:

(a) In respect of Assessment Year 1994-95, Rs. 14,474,910 being penalty under Section 271(1)(c) of the Income Tax Act, 1961. The matter was decided in the Company’s favour at the Commissioner of Income Tax (Appeals). However, the income tax department has preferred an appeal to the Income Tax Appellate Tribunal against the order of the Commissioner of Income Tax (Appeals).

(b) In respect of Assessment Year 1997-98, Rs. 6,216,065 being the effect of certain disallowances by the Income Tax authorities. The matter was decided in the Company’s favour at the Commissioner of Income Tax (Appeals). However, the income tax department has preferred an appeal to the Income Tax Appellate Tribunal against the order of the Commissioner of Income Tax (Appeals).

(c) In respect of Assessment Year 1998-99, Rs. 4,778,402 being the effect of certain disallowances by the Income Tax authorities. The matter was decided in the Company’s favour at the Commissioner of Income Tax (Appeals). However, the income tax department has preferred an appeal to the Income Tax Appellate Tribunal against the order of the Commissioner of Income Tax (Appeals).

(d) In respect of Assessment Year 1999-00, Rs. 2,224,834 being the effect of certain disallowances by the Income Tax authorities. The matter was decided in the Company’s favour at the Commissioner of Income Tax (Appeals). However, the income tax department has preferred an appeal to the Income Tax Appellate Tribunal against the order of the Commissioner of Income Tax (Appeals).

(e) In respect of a subsidiary of the Company, for Assessment Year 2001-02, Rs. 486,243 being penalty under Section 271(1)(c) of the Income Tax Act, 1961, against which an appeal has been preferred to the Income Tax Appellate Tribunal.

(f) In respect of a subsidiary of the Company, for Assessment Year 2003-04, Rs. 3,907,769 being the effect of a disallowance by the Income Tax authorities. The matter was decided in the subsidiary’s favour by the Commissioner of Income Tax (Appeals). However, the income tax department has preferred an appeal to the Income Tax Appellate Tribunal against the order of the Commissioner of Income Tax (Appeals).

(g) In respect of a subsidiary of the Company, for Assessment Year 2004-05, Rs. 220,091 being the effect of a disallowance by the Income Tax authorities against which the appeal has been preferred to the Commissioner of Income Tax (Appeals).

The timing and the amount of cash outflows, if any, that may arise from the above matters will be determined only on settlement of the cases.

4  Segmental Information

In accordance with the requirements of Accounting Standard 17 on Segment Reporting, the Companies forming part of consolidated financial statements are exclusively engaged in the business of “Advertising”. Thus the segment revenue, segment results, total carrying amount of segment assets, total carrying amount of segment liabilities, total cost incurred to acquire segments assets, the total amount of charge for depreciation

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

during the year are all as reflected in the Financial Statements for the year ended 31st March 2007 and as on that date.

5  (i)  Related Party Disclosures

(a)	Control:
	Substantial interest in the voting power of the Company	49% of the paid-up share capital of the Company held by Lowe & Partners Worldwide Inc. (Refer Note 13 below)
(b)	Joint Control	Unitas Creative Television Private Limited Aaren Initiative Outdoor Advertising Private Limited
(c)	Key Management Personnel:	P.R. Mehta (Lintas) S.C. Munsiff (Lintas)
(d)	Enterprises in the Group with whom transactions have taken place during the year	Lowe LDB (Private) Ltd. — Srilanka
Lowe & Partners — Jakarta
Initative Media GmbH
Lowe Malaysia
Initiative Media F.Z.L.L.C, U.A.E
Lowe — AsiaPacific
Lowe Worldwide Ltd. — London
Lowe & Partners — New York
Lowe — Philippines
Lowe Bull Gauteng (Pty) Ltd.
PT Citra Lintas Indonesia
Lowe China
Lowe & Partners Middle East North Africa F.Z.L.L.C.
Lowe & Partners (Singapore) Pte Ltd.
Lowe & Partners SDN BHD, Malaysia
Lowe & Partners STD Tokyo
Initiative — Sydney
Initiative Media London Ltd.
Shanghai Lintas Advtg Co Ltd
Interpublic Group New York
Initiative New York
Lowe Limited — Vietnam
Lowe Brazil
Lowe Bangkok
Lowe Inc — Philippines
Lowe LTDA
Lowe Paris

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR
THE YEAR ENDED 31ST MARCH 2007

5  (ii)  The following transactions were carried out with related parties mentioned in (i) above.

			Enterprises in the
			Group with whom
			transactions have
		Key Management	taken place
	Joint Control	Personnel	during the year
Particulars	2006-2007	2006-2007	2006-2007
	Rupees

Commission and Service Fees (net)
Aaren Initiative Outdoor Advertising Private Limited	47,691,186	—	—
Others	—	—	(20,359,180)

Remuneration
Prem Mehta	—	32,448,463	—
Shahrook Munsiff	—	12,218,377	—

Miscellaneous
Lowe Bull Gauteng (Pty) Ltd.	—	—	4,208,622
PT.Citra Lintas Indonesia	—	—	1,759,612
Lowe & Partners SDN BHD, Malaysia	—	—	1,107,869
Others	—	—	2,742,594

Figures in brackets indicate income

5  (iii)  The following are balances of related parties mentioned in (i) above.

			Enterprises in the
			Group with whom
			transactions have
		Key Management	taken place
	Joint Control	Personnel	during the year
	As at 31st	As at 31st	As at 31st
Particulars	March 2007	March 2007	March 2007
	Rupees

Sundry Debtors
Lowe & Partners Worldwide Limited	—	—	2,431,338
Shanghai Lintas Advtg Co Ltd	—	—	2,122,315
Aaren Initiative Outdoor Advertising Private Limited	5,824,508	—	—
Others	—	—	4,034,549

Loans and Advances
Unitas Creative Television Private Limited	10,200	—	—

Sundry Creditors
Aaren Initiative Outdoor Advertising Private Limited	(5,036,580)	—	—
Prem Mehta	—	(7,474,886)	—
Others	—	—	(1,147,080)

Figures in brackets indicate liabilities

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR ENDED 31ST MARCH 2007

6.	Details of Purchase and Sale of investments during the year ended 31st March 2007

	Balance as at 31st March 2006		Purchased during the Year		Sold during the Year		Balance as at 31st March 2007
Investments	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees

Long Term
Unquoted Investments in Mutual Funds:
DSP Merrill Lyinch Oppurtunities Fund — Dividend — Regular of the face value of Rs. 10 each fully paid up	196,873	3,400,000	—	—	—	—	196,873	3,400,000
DSPML Floating Rate Fund — Regular Plan — Weekly Dividend of the face value of Rs. 10 each fully paid up	740,843	7,436,476	231,986	2,329,503	247,895	2,489,400	724,934	7,277,519
DSPML Oppurtunities Fund — Dividend of the face value of Rs. 10 each fully paid up	107,571	2,600,000	129,857	3,071,219	70,604	1,981,719	166,824	3,987,468
HDFC Cash Management Fund — Savings Plan — Growth Option of the face value of Rs. 10 each fully paid up	7,054,773	100,000,000	3,396,324	50,000,000	5,751,592	87,000,000	4,699,505	68,472,329
HDFC Equity Fund — Dividend of the face value of Rs. 10 each fully paid up	310,874	10,368,782	389,303	14,947,223	—	—	700,177	25,316,006
HDFC Multiple Yield Fund — Growth of the face value of Rs. 10 each fully paid up	723,138	8,000,000	—	—	723,138	8,808,685	—	—
HDFC Multiple Yield Fund Plan 2005 — Growth of the face value of Rs. 10 each fully paid up	2,100,000	21,000,000	—	—	2,100,000	23,148,300	—	—
HDFC Top 200 Fund — Dividend of the face value of Rs. 10 each fully paid up	150,410	3,300,000	—	—	—	—	150,410	3,300,000

SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR ENDED 31ST MARCH 2007

6.	Details of Purchase and Sale of investments during the year ended 31st March 2007

	Balance as at 31st March 2006		Purchased during the Year		Sold during the Year		Balance as at 31st March 2007
Investments	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees

OEFD HSBC Equity Fund — Dividend of the face value of Rs. 10 each fully paid up	165,474	3,300,000	—	—	—	—	165,474	3,300,000
Prudential ICICI FMP — Growth Yearly XII — Yearly Plus of the face value of Rs. 10 each, fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,783,000	—	—
Prudential ICICI Plan 1 Year Plus — Growth (Normal) of the face value of Rs. 10 each fully paid up	3,000,000	30,000,000	—	—	3,000,000	32,038,800	—	—
Reliance Fixed Tenor Fund Plan A — Growth Plan of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	—	—	1,000,000	10,000,000
Reliance Floating Rate Fund — Weekly Dividend Plan of the face value of Rs. 10 each fully paid up	817,425	8,246,048	251,680	2,538,174	267,851	2,701,300	801,254	8,082,197
Reliance Vision Fund — Dividend Plan of the face value of Rs. 10 each fully paid up	41,285	2,067,327	75,075	3,291,932	40,780	2,086,592	75,580	3,335,789
Standard Chartered Liquidity Manager Plus — Weekly Dividend of the face value of Rs. 1000 each fully paid up	100,043	100,088,310	111,702	111,778,178	—	—	211,745	211,866,488
Templeton India Equity Income Fund — Dividend of the face value of Rs. 10 each fully paid up	—	—	488,759	5,000,000	—	—	488,759	5,000,000

SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR ENDED 31ST MARCH 2007

6.	Details of Purchase and Sale of investments during the year ended 31st March 2007

	Balance as at 31st March 2006		Purchased during the Year		Sold during the Year		Balance as at 31st March 2007
Investments	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees

Templeton India Short Term Income Plan — Growth of the face value of Rs. 1000 each fully paid up	23,815	30,000,000	—	—	—	—	23,815	30,000,000

SUB TOTAL (A)	17,532,524	349,806,943	5,074,686	192,956,229	13,201,860	171,037,796	9,405,350	383,337,796

Current
Unquoted Investments in Mutual Funds:
Deutsche Fixed Term Fund — Series 8 — Dividend of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,000,000	—	—
HDFC Fixed Maturity Plans 3M June 2006(1) — Dividend of the face value of Rs. 10 each fully paid up	—	—	3,000,000	30,000,000	3,000,000	30,005,700	—	—
HDFC Fixed Maturity Plans 3M March 2006(1) — Institutional Plan — Dividend of the face value of Rs. 10 each fully paid up	3,000,000	30,000,000	—	—	3,000,000	30,005,187	—	—
HDFC Fixed Maturity Plans 3M May 2006(1) — Dividend of the face value of Rs. 10 each fully paid up	—	—	3,000,000	30,000,000	3,000,000	30,005,100	—	—
HDFC Fixed Maturity Plans 90D March 07(4) Retail Plan Dividend of the face value of Rs. 10 each fully paid up	—	—	3,000,000	30,000,000	—	—	3,000,000	30,000,000
HSBC Cash Fund — Institutional — Plus Weekly Dividend of the face value of Rs. 10 each fully paid up	9,994,331	100,071,185	11,218,661	112,350,052	21,212,992	212,485,715	—	—

SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR ENDED 31ST MARCH 2007

6.	Details of Purchase and Sale of investments during the year ended 31st March 2007

	Balance as at 31st March 2006		Purchased during the Year		Sold during the Year		Balance as at 31st March 2007
Investments	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees

HSBC Fixed Term Series 7 — Dividend of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,000,700	—	—
HSBC Fixed Term Series VIII — Dividend of the face value of Rs. 10 each fully paid up	3,000,000	30,000,000	—	—	3,000,000	30,003,357	—	—
HSBC Liquid Plus Institutional Plus — Weekly Dividend of the face value of Rs. 10 each fully paid up	—	—	8,083,808	80,972,800	—	—	8,083,808	80,972,800
Kotak FMP Series 23 — Dividend of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,009,236	—	—
Reliance Fixed Horizon Fund — II Monthly Plan — Series 1 — Retail Dividend Plan of the face value of Rs. 10 each fully paid up	—	—	5,000,000	50,000,000	5,000,000	50,000,000	—	—
Reliance Fixed Horizon Fund I — Monthly Plan — Series IV — Dividend of the face value of Rs. 10 each fully paid up	—	—	5,000,000	50,000,000	5,000,000	50,000,000	—	—
Reliance Fixed Horizon Fund — Dividend option of the face value of Rs. 10 each fully paid up	—	—	3,000,000	30,000,000	3,000,000	30,000,000	—	—
Reliance Monthly Interval Fund — Series I — Institutional Dividend Plan of the face value of Rs. 10 each fully paid up	—	—	5,000,000	50,000,000	—	—	5,000,000	50,000,000

SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR ENDED 31ST MARCH 2007

6.	Details of Purchase and Sale of investments during the year ended 31st March 2007

	Balance as at 31st March 2006		Purchased during the Year		Sold during the Year		Balance as at 31st March 2007
Investments	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees	Quantity	Rupees

Standard Chartered Fixed Maturity Plan — Quarterly Series — 5 of the face value of Rs. 10 each fully paid up	—	—	2,016,940	20,169,400	—	—	2,016,940	20,169,400
Standard Chartered Fixed Maturity Plan SCFMP — 3 — Dividend of the face value of Rs. 10 each fully paid up	5,500	55,000	—	—	5,500	55,000	—	—
Standard Chartered Fixed Maturity Plan SCFMP — 3 — Dividend of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,000,000	—	—
Standard Chartered Fixed Maturity Plan SCFMP — 4 — Dividend of the face value of Rs. 10 each fully paid up	3,850	38,500	—	—	3,850	38,500	—	—
Standard Chartered Fixed Maturity Plan SCFMP — 4 — Dividend of the face value of Rs. 10 each fully paid up	1,000,000	10,000,000	—	—	1,000,000	10,000,000	—	—
Tata Fixed Horizon Fund Series 8 — Scheme D — IP — Periodic Dividend of the face value of Rs. 10 each fully paid up	—	—	2,000,000	20,000,000	—	—	2,000,000	20,000,000

SUB TOTAL (B)	21,003,681	210,164,685	50,319,409	503,492,252	51,222,342	512,608,495	20,100,748	201,142,200

TOTAL (A+B)		559,971,628		696,448,481		683,646,291		584,479,996

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR
ENDED 31ST MARCH 2007

7	Disclosure of Interest in Joint Ventures

The Group’s interest in jointly controlled entities (incorporated Joint Ventures) are:

				As at
				March 31,
				2007
				Rupees

I	ASSETS
	1	Fixed Assets		2,214,961
	2	Investments		—
	3	Deferred Tax Assets — Net		363,111
	4	Current Assets, Loans and Advances
		a)	Jobs in Progress	—
		b)	Sundry Debtors	97,940,111
		c)	Cash and Bank Balance	2,068,614
		d)	Loans, Advances and Other Current Assets	5,758,919

II	LIABILITIES
	1	Shareholders’ Funds — Reserves and Surplus		11,384,787
	2	Current Liabilities and Provisions
		a)	Liabilities	94,031,146
		b)	Provisions	349,283

			For the Year
			Ended
			March 31, 2007
			Rupees

III	INCOME
	1	Commission and Service Fees	21,494,420
	2	Other Income	7,524,571
IV	EXPENDITURE
	1	Administrative and General Expenses	15,648,130
	2	Depreciation	882,055
		Profit before Taxation	12,488,806
		Provision for taxation (including deferred taxation)	4,660,733
		Profit after Taxation	7,828,073
V	OTHER MATTERS
		Contingent Liabilities	—

8	Disclosure as required by Accounting Standard 19 on Leases, issued by the Institute of Chartered Accountants of India is given below:

As lessee/licensee

(i) The Company, its subsidiaries and jointly controlled entities have taken various residential, office and godown premises under operating lease or leave and license agreements. These are not non-cancellable and

LINTAS INDIA PRIVATE LIMITED
SCHEDULE 16

NOTES TO THE CONSOLIDATED ACCOUNTS AS AT AND FOR THE YEAR
ENDED 31ST MARCH 2007

range between 11 months and 9 years 11 months and are renewable by mutual consent on mutually agreeable terms.

(ii) Lease payments are recognised in the statement of Profit and Loss Account under ‘Rent’ in Schedule 15.

9	Bank guarantees (secured against Margin Money Deposits aggregating Rs. 4,000,000) outstanding at year end aggregated Rs. 13,100,000.

10	Other Interest under Schedule 14 comprises interest on income tax refunds Rs. 15,766,308 and bank interest Rs. 3,358,630.

11	Earnings Per Share	2006-2007

	Profit after Taxation and Minority Interest for the year (Rs.)(A)	326,682,896
	Number of Equity Shares(B)	48,000
	Earnings per share (Rs.) — Basic and Diluted (A/B)	6,805.89
	Nominal value of an equity share (Rs.)	100

12	Provision for Contingencies with respect to indirect taxes made in accordance with the Company policy stated in Note 1(C)(h) above.

Rupees

Opening Balance	—
Add: Additional provision made	18,451,667
Amount Utilised	—
Provision Reversed	—

Closing Balance	18,451,667

The timing and the amount of cash outflows, if any, that may arise from the above matters will be determined only on settlement of the cases.

13	The Board of Directors at their meeting held on 4th June 2007 approved the buy back of 3,730 shares of Rs.100 each which was subsequently ratified by the members at the Extraordinary General Meeting on 6th June 2007. The Company bought back 3,730 equity shares of Rs. 100 each from ‘A’ shareholders in proportion of their shareholding and the buy back procedures were completed as per the terms of the letter of offer dated 4th June 2007. Accordingly, with effect from 29th June 2007, the paid up capital is Rs. 4,427,000 (44,270 equity shares of Rs. 100 each).

On 29th June 2007, the ‘A’ shareholders transferred 20,750 equity shares of Rs. 100 each to Interpublic Mauritius Limited (a subsidiary of Interpublic Group of Companies) as per Foreign Investment Promotion Board (FIPB) approval dated 31st May 2007. Subsequent to this transfer, the entire share capital of the Company is now held by two Overseas corporate bodies — Lowe & Partners Worldwide Inc. and Interpublic Mauritius Limited, both being subsidiaries of Interpublic Group of Companies.